V

OCEAN PARK DOMESTIC ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.7%
	EQUITY - 99.7%
6,216	Invesco S&P 500 Equal Weight ETF	$ 1,192,975
18,050	iShares Core S&P Mid-Cap ETF	1,218,917
4,967	iShares Core S&P Small-Cap ETF	617,448
2,301	iShares MSCI USA Momentum Factor ETF	552,217
4,158	iShares Select Dividend ETF	629,563
10,253	Pacer US Cash Cows 100 ETF	641,428
216,949	Schwab US Large-Cap ETF	5,562,571
3,377	Vanguard Mid-Cap Value ETF	622,314
985	Vanguard Small-Cap Growth ETF	297,716
1,413	Vanguard Small-Cap Value ETF	306,974
	TOTAL EXCHANGE-TRADED FUNDS (Cost $11,182,067)	11,642,123

	TOTAL INVESTMENTS - 99.7% (Cost $11,182,067)	$ 11,642,123
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	34,684
	NET ASSETS - 100.0%	$ 11,676,807

ETF	- Exchange-Traded Fund
MSCI	- Morgan Stanley Capital International